UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 10, 2004 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)
DE (State or other jurisdiction of incorporation)	0-15507 (Commission File Number)	01-0382980 (IRS Employer Indentification Number)
	56 Evergreen Drive, Portland, ME (Address of principal executive offices)	04103 (Zip Code)
Registrant's telephone number, including area code: (207) 878-2770

Item 7. Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Exhibits
99.1       Press Release of ImmuCell Corporation dated February 10, 2004

Item 12. Results of Operations and Financial Condition

On February 10, 2004, ImmuCell Corporation (the "Company") issued a press release announcing earnings results for the three and twelve month periods ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Setion 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2004	IMMUCELL CORPORATION By: /s/ Michael F. Brigham Michael F. Brigham President/CEO